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                                  EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1996 Equity Incentive Plan of Avigen, Inc. of our report dated January 31, 2002, with respect to the financial statements of Avigen, Inc. included in its Transition Report on Form 10-K for the six month period ended December 31, 2001, filed with the Securities and Exchange Commission.



                                        /s/ Ernst & Young LLP
                                        ---------------------------------

Palo Alto, California
June 12, 2002